THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR
(ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.


                                November 23, 1999


                            URBAN COOL NETWORK, INC.

                          COMMON STOCK PURCHASE WARRANT


                     The Transferability of this Warrant is

                       Restricted as Provided in Section 3


W- 7  Warrants to Purchase 750,000 Shares of Common Stock

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Urban Cool Network, Inc., a Delaware corporation (the "Company"), The Elite Funding Group, Inc. is hereby granted the right to purchase, at the initial exercise price of $2.00 per share (subject to adjustment as provided herein) (the "Purchase Price"), at any time commencing on the date hereof until 5:00 p.m., New York City time, on November 23, 2009, 750,000 shares of common stock of the Company, $.01 par value per share (the "Shares").

      This Common Stock Purchase Warrant (each, a "Warrant") is initially exercisable at a price of $2.00 per Share, payable in cash or by certified or official bank check in New York Clearing House funds or as provided in paragraph 1(b), subject to adjustments as provided in Section 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

  1.  Exercise of Warrant.

      (a) The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

      (b) At any time during the term, the Holder may, at its election, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this paragraph 1(b) by surrendering this Warrant at the principal office of the Company, accompanied by a notice stating the Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the

"Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within five (5) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (a) the product of the Total Number and the then existing exercise price by (b) the closing price on the trading date immediately preceding the Exchange Date of a share of the Company's Common Stock as reported on NASDAQ or other national securities exchange.

  2.  Issuance of Certificates.

      Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, or its affiliates or loan participants and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman, Vice Chairman, President or Vice President and Secretary or Assistant Secretary of the Company.

  3. Restriction on Transfer; Registration Under the Securities Act of 1933, as amended.

  3.1 Restriction on Transfer. (a) Neither this Warrant nor any Shares issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities or (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or the written opinion of Greenberg, Trauris, LLP, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

      (b) Notwithstanding anything contained herein to the contrary, this Warrant and the Shares may be assigned in compliance with Section 3.1(a).

  3.2 Demand and Mandatory Registration.

      (a) The Company agrees to register the Shares underlying the Warrant in connection with the registration statement which the Company files in connection with the Company's initial public offering and include such Shares in an alternate prospectus to be included in the registration statement which the Company files in connection with the initial public offering.

      (b) At any time during the five-year period commencing 12 months after the date hereof, if the Company is subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act of 1934, as amended (the "Exchange Act"), the Holder as represented by Mark Herskowitz or Robert Herskowitz shall have the right (which right is in addition to the registration rights under Section 3.3 hereof), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion at the Company's expense, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company, and counsel for the Holder, if any, and the Holder, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Holder's Shares for nine (9) consecutive months.

      (c) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor and to have any registration statement declared effective at the earliest possible time. The Company shall furnish each Holder desiring to sell Shares such number of prospectuses as shall reasonably be requested.

  3.3 Piggyback Registration.

      (a) If, at any time during the five-year period commencing on the date hereof, the Company proposes to register any of its securities under the Securities Act (other than in connection with the merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms) it will give written notice by regular mail and registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder of its intention to do so. Upon the written request of the Holder given within ten (10) days after receipt of any such notice of its desire to include any Shares in such proposed registration statement, the Company shall afford the Holder the opportunity to have any such Shares registered under such registration statement.

      (b) Notwithstanding the provisions of this Section 3.3 the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3.3 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

  3.4 Certain Covenants with Respect to Registration. In connection with any registration under Sections 3.2 or 3.3 hereof, the Company covenants and agrees as follows:

      (a) The Company shall use its best efforts to cause any registration statement to be declared effective at the earliest possible time, and shall furnish the Holder desiring to sell Warrant Securities such number of prospectuses as shall be reasonably required.

      (b) The Company shall pay all costs (excluding fees and expenses of Holder's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of the Holder), fees and expenses in connection with all registration statements filed pursuant to Sections 3.2 and
3.3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

      (c) The Company will take all necessary action which may be required in qualifying or registering the Shares or (the "Warrant Securities") included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      (d) The Company shall indemnify the Holder of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Warrant Securities under the securities laws thereof or filed with the Securities and Exchange Commission (the "Commission"), any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market, Inc. or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the

Company by the Holder expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holder or any controlling person of the Holder in respect of which indemnity may be sought against the Company pursuant to this
Section 3.4(d), the Holder or such controlling person shall within thirty (30) days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Holder or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Holder or such controlling person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Holder or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Holder and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Holder or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the Holder of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Warrant Securities or in connection with such registration statement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 3.4(d), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Holder or such indemnified person as a direct result of the Holder's or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

      (e) The Holder of the Warrant Securities to be sold pursuant to a registration statement, and its successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of the Holder, or its successors or assigns, for specific inclusion in such registration statement. The Holder further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Holder has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 3.3(e), any such payment or reimbursement by the Holder of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Holder.

      (f) Nothing contained in this Agreement shall be construed as requiring the Holder to exercise its Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

      (g) The Company shall furnish to the Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to the Holder or underwriter, if any, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public auditors who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

  4.  Price.

  4.1 Initial and Adjusted Purchase Price. The initial purchase price shall be $2.00 per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 4.3 and Section 5 hereof.

  4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

  4.3 Initial Public Offering Price Adjustment. In the event that the initial public offering price of the Common Stock is less than $9.00 per share, then the Purchase Price shall be reduced by an amount equal the difference between $9.00 and the initial public offering price per share, but in no event shall the Purchase Price be less than $.01 per share.

  5.  Adjustments of Purchase Price and Number of Shares.

      The Purchase Price in effect at any time and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events hereinafter described.

      (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of shares subject to this Warrant shall be made and the Purchase Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive the aggregate number and kind of securities which, if this Warrant had been exercised by such Holder immediately prior to such date, it would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. Such adjustment shall be made successively whenever any event listed above shall occur. The issuance of a cash dividend paid out of current earnings shall not trigger any adjustment in the Purchase Price or in the number and kind of security purchasable upon the exercise of this Warrant.

      (b) In case the Company shall hereafter distribute without consideration to all holders of its Common Stock evidence of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Section 5(a)), or subscription rights or warrants, then in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto, by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current Purchase Price, less the fair market value (as determined by the Company's Board of Directors) of said assets, or evidence of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by the current Purchase Price. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

      (c) In case the Company shall issue shares of its Common Stock excluding shares issued (i) in any of the transactions described in Sections 5(a) or 5(b),
(ii) in connection with a public offering of the Company's securities, (iii) upon conversion or exchange of securities convertible into or exchangeable for Common Stock outstanding on the date hereof, (iv) upon exercise of options granted under the Company's Stock Option Plan, as amended to date, if such shares would otherwise be included in this Section 5(c), (v) upon exercise of this Warrant, (vi) upon the exercise of other rights or warrants outstanding on the date hereof, (vii) upon exercise of rights or warrants issued to the holders of the Common Stock, but only if no adjustment is required pursuant to this
Section 5 (without regard to Section 5(h) or (viii) upon the issuance of securities to the officers or directors of the Company for a consideration per share less than the market price of a share of Common Stock as quoted on NASDAQ (or other national securities exchange), Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 5(g)) for the issuance of such additional shares would purchase at the current Purchase Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

      (d) In case the Company shall issue an securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Section 5(b) for a consideration per share of Common Stock, initially deliverable upon conversation or exchange of such securities (determined as provided in Section 5(g)), less than the market price of a share of Common Stock as quoted on NASDAQ (or other national securities exchange), the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in Section 5(g)) for such securities would purchase at the current Purchase Price, and of which the denominator shall be the number of shares of Common stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such in issuance is made.

      (e) In case the Company shall issue, or agree to issue pursuant to a stock option, warrants or otherwise, any shares of its Common Stock or any securities convertible for its Common

Stock (excluding securities issued in transactions described in Section 5(b) for a consideration per share of Common Stock or consideration initially deliverable upon conversion or exchange of such securities (determined as provided in
Section 5(g)) that is less than the then current Purchase Price in effect immediately prior to the issuance of, or the agreement to issue, such Common Stock, or convertible securities, the Purchase Price shall be adjusted immediately thereafter so that it shall equal such consideration paid or to be delivered. Such adjustment shall be made successively whenever such an issuance or agreement to issue is made.

      (f) Whenever the Purchase Price payable upon exercise of the Warrant is adjusted pursuant to Sections 5(a), 5(b), 5(c), 5(d) or 5(e), the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the Purchase Price in effect on the date hereof and dividing the product so obtained by the Purchase Price, as adjusted.

      (g) For purposes of any computation respecting consideration received pursuant to Sections 5(c), 5(d) and 5(e), the following shall apply:

      (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

      (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

      (iii) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 5 (g).

      (h) No adjustment in the Purchase Price shall be required (i) in the event of the sale of the Company's securities in a future bona fide underwritten public offering; or (ii) unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 5(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 5 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Purchase Price, in addition to those required by this Section 5, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock.

  6.  Merger or Consolidation.

      In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section 6 shall similarly apply to successive consolidations or mergers.

  7.  Exchange and Replacement of Warrant.

      This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for one or more new Warrants of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

  8.  Elimination of Fractional Interests.

      The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

  9.  Reservation of Securities.

      The Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, or as provided in Section 5, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable. The Shares issuable upon the exercise of this Warrant shall be free and clear of all liens and encumbrances.

 10.  Notices to Warrant Holders.

      Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

 11.  Notices.

      All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered both by regular United States mail (first class postage prepaid) and certified or registered mail (first class postage prepaid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by United States mail (first class postage prepaid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall designate in writing to the other party):

      If to the Lender:             The Elite Funding Group, Inc.
                                    P.O. Box 403303
                                    Miami Beach, Florida 33140
                                    Facsimile: (305) 673-6575
                                    Attn: President

        with copy to:               Greenberg Traurig, P.A.
                                    1221 Brickell Avenue
                                    Miami, Florida 33131
                                    Facsimile: (305) 579-0783
                                    Attn: Phillip J. Kushner, Esq.

      If to the Company:            Urban Cool Network, Inc.
                                    1401 Elm Street
                                    Dallas, Texas  75202
                                    Facsimile: (214) 752-5801
                                    Attn:  Jacob R. Miles, III, Chief
                                    Executive Officer

        with copy to:               Silverman, Collura & Chernis, P.C.
                                    381 Park Avenue South
                                    New York, New York  10016
                                    Facsimile: (212) 779-8858
                                    Attn: Martin C. Licht, Esq.

 12.  Successors.

      All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

 13.  Headings.

      The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

 14.  Law Governing.

      This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                          URBAN COOL NETWORK, INC.

[SEAL]


                                          By: /s/ Jacob R. Miles, III
                                          --------------------------------------
                                                Jacob R. Miles, III
                                                Chairman

Attest:



-----------------------------
      Name:
      Title:

                                SUBSCRIPTION FORM



                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)

      The undersigned hereby irrevocably elects to exercise the right to purchase ______ Shares represented by this Warrant in accordance to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.




                                  ---------------------------------------
                                                Signature


                                  ---------------------------------------
                                                Address


                                  ---------------------------------------
                                    Social Security Number or Taxpayer's

Dated:_____________

Identification Number ________________

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant).

      FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers unto __________ a Warrant to purchase __________ shares of Common Stock, without par value, of URBAN COOL NETWORK, INC., a Delaware corporation (the "Company"), and does hereby irrevocably constitute and appoint ________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

DATED:      _________________________


                                          ------------------------------------
                                          Signature


                                          ------------------------------------
                                          Print Name